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                                                                    EXHIBIT 10.2

                                  AMENDMENT TO
                      INTERNATIONAL DISTRIBUTION AGREEMENT
                                     BETWEEN
                 BEIJING ELAWCHINA NETWORK TECHNOLOGY CO., LTD.
                                       AND
                               ELAWCHINA.COM, INC.

THIS AMENDMENT is entered into by and between Beijing Elawchina Network Technology Co., Ltd., a Chinese Corporation with offices at Changwaxi Road 8, Haidaid District, Beiling, China ("Company"), and elawenglish.com, Inc., a BVI Corporation (formerly "elawchina.com, Inc.") with offices at 2nd Floor, 116 Main Street, P.O. Box 3342 Road Town, Tortola British Virgin Islands ("Distributor").

                                    RECITALS

WHEREAS, Company and Distributor have entered into an International Distribution Agreement dated March 14, 2000; and

WHEREAS, Company and Distributor desire to amend and restate certain material terms of the original agreement.

NOW, THEREFORE, in consideration of the promises and agreements set forth herein, the parties, each intending to be legally bound hereby, do promise and agree as follows:

SECTION 1. DEFINITIONS. Unless otherwise defined herein, all capitalized terms shall have the meaning given to them in the International Distribution Agreement.

SECTION 2. AMENDMENT TO THE INTERNATIONAL DISTRIBUTION AGREEMENT. The International Distribution Agreement is hereby amended as set forth below:

         2.1. First sentence of section 1.A. is revised to read: "Company hereby appoints Distributor, for the Term of this Agreement, as a non-exclusive distributor, for the sale and distribution of the Product in all markets and channels of distribution in the Territory."

         2.2. All other references in the agreement to "exclusive" are hereby changed to read "non-exclusive."

         2.3. First paragraph of Section 7 is deleted in its entirety and is replaced by a new paragraph to read: "Company shall be paid a royalty of fifty percent (50%) of gross revenues of sales made by Distributor and Subdistributors."

         2.4 Section 10 is deleted in its entirety.


AMENDMENT TO INTERNATIONAL DISTRIBUTION AGREEMENT
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SECTION 3. FULL FORCE AND EFFECT. Except as expressly amended hereby, the
International Distribution Agreement shall remain in full force and effect, and, as so amended, is hereby acknowledged, confirmed and ratified in all parts.

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have each caused to be affixed hereto its or his/her hand and seal the day indicated.

Beijing Elawchina Network Technology Co., Ltd.

/s/ Roland Shi
-----------------------
Roland Shi
President

June 29, 2000

Elawenglish.com, Inc.

/s/ Roland Shi
-----------------------
Roland Shi
President

June 29, 2000


AMENDMENT TO INTERNATIONAL DISTRIBUTION AGREEMENT
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